Exhibit 10.41

TARGET HOSPITALITY CORP.

Form of Dealer Manager Agreement

New York, New York

, 2022

BofA Securities, Inc.

One Bryant Park

New York, New York 10036

Ladies and Gentlemen:

Target Hospitality Corp., a Delaware corporation (the “Company”), plans to commence an offer (as described in the Prospectus defined below, the “Exchange Offer”) pursuant to which the Company will offer to the holders of all of its outstanding warrants (as set forth in the Prospectus) (the “Warrants”) the opportunity to receive 0.37 shares (the “Shares”) of common stock, par value $0.0001 per share (the “Common Stock”), of the Company in exchange for each of the Company’s Warrants tendered by a holder thereof and exchanged upon the terms and subject to the conditions set forth in the Exchange Offer Material (as defined below). The Company has caused the Exchange Offer Material to be prepared and furnished to you on or prior to the date hereof for use in connection with the Exchange Offer (as defined below). Certain capitalized terms used herein are defined in Section 18 of this Agreement.

Any reference herein to the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 11 of Form S-4 which were filed under the Exchange Act on or before the filing of the Pre-Effective Registration Statement, the effective date of the Registration Statement (the “Effective Date”) or the issue date of the Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the initial filing of the Pre-Effective Registration Statement, the Effective Date or the issue date of the Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

1.              Appointment as Dealer Manager, Fees and Expenses.

(a)            The Company hereby engages BofA Securities, Inc. to act as the sole and exclusive dealer manager for the Exchange Offer (the “Dealer Manager”). The Dealer Manager may, with the consent of the Company (not to be unreasonably withheld), perform the services contemplated hereby in conjunction with their Affiliates, and any Affiliates of the Dealer Manager performing services hereunder shall be entitled to the benefits and be subject to the terms, limitations and conditions of this Agreement. As Dealer Manager, you agree, in accordance with your firm’s customary practices, to perform in connection with the Exchange Offer those services as are customarily performed by investment banking firms acting as dealer managers of exchange offers of a like nature, including without limitation, using commercially reasonable efforts to solicit tenders of the Warrants pursuant to the Exchange Offer, communicating with brokers, dealers, commercial banks, trust companies and other holders of the Warrants with respect to the Exchange Offer and assisting in the distribution of the Exchange Offer Material.

(b)            Other than the references to the Dealer Manager in the Exchange Offer Material, the Company agrees that it will not file, use or publish any material in connection with the Exchange Offer, use the name BofA Securities, Inc. (or any related names thereof), or the names of any of its affiliates, or refer to the Dealer Manager or its relationship with the Company in any such material, unless the Company has furnished a copy of such material to the Dealer Manager for its review prior to filing, use or publication and will not file, use or publish any such material to which the Dealer Manager reasonably objects. There shall be no fee for any such permitted use or reference other than as set forth herein.

(c)            The Dealer Manager, in its sole discretion, may continue to own or dispose of, in any manner it may elect, any Warrants it may beneficially own at the date hereof or hereafter acquire, in any such case, subject to applicable law. The Dealer Manager has no obligation to the Company, pursuant to this Agreement or otherwise, to tender or refrain from tendering Warrants beneficially owned by it in any Exchange Offer. The Dealer Manager acknowledges and agrees that if any Exchange Offer is not consummated for any reason, the Company shall have no obligation, pursuant to this Agreement or otherwise, to acquire any Warrants from the Dealer Manager or otherwise to hold the Dealer Manager harmless with respect to any losses it may incur in connection with the resale to any third parties of any Warrants.

2.              Compensation. The Company shall pay the Dealer Manager, in respect of its services as Dealer Manager, the fee set forth in the letter agreement, dated November 11, 2022, between the Company and the Dealer Manager. The Company shall promptly reimburse the Dealer Manager, without regard to consummation of the Exchange Offer, on demand for the Dealer Manager’s reasonable out-of-pocket expenses that shall have been reasonably incurred by them in connection with preparing for and performing their functions as Dealer Manager as set forth in the letter agreement, dated November 11, 2022, between the Company and the Dealer Manager.

3.              Representations and Warranties of the Company. The Company represents and warrants to and agrees with the Dealer Manager that:

(a)            The Company has prepared and filed with the Commission the Schedule TO and a registration statement on Form S-4, including a related preliminary prospectus, for registration under the Act of the offering and sale of the Shares in connection with the Exchange Offer. Following the effectiveness of the Registration Statement, the Company will file with the Commission a final prospectus in accordance with Rule 424(b) if required by Commission rules. As filed, such preliminary prospectus, Schedule TO and final prospectus shall contain all information required by the Act and the Exchange Act and the rules and regulations of the Commission thereunder. The Company meets the conditions for the use of Form S-4 with respect to the Pre-Effective Registration Statement and the Registration Statement in connection with the Exchange Offer as contemplated by this Agreement.

(b)            (i) The Pre-Effective Registration Statement and any amendment thereto, as of the Commencement Date, the Registration Statement, as of the Effective Date, the Expiration Date and the Exchange Date, and the Preliminary Prospectus and any amendments and supplements thereto, as of its date, the Commencement Date and the Exchange Date, comply, and will comply, in all material respects with the Act and the Exchange Act and the rules and regulations of the Commission thereunder (including Rule 13e-4 and Regulation 14E under the Exchange Act), (ii) the Prospectus (together with any supplement and amendment thereto), as of the date it is first filed in accordance with Rule 424(b) under the Act (if it is so filed) and the Exchange Date, will comply, in all material respects with the Act and the Exchange Act and the rules and regulations of the Commission thereunder (including Rule 13e-4 and Regulation 14E under the Exchange Act), (iii) the Pre-Effective Registration Statement and any amendment thereto as of the Commencement Date, and the Registration Statement, as of the Effective Date, the Expiration Date and the Exchange Date, did not contain, and will not contain, any untrue statement of a material fact and did not omit, and will not omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) the Preliminary Prospectus as of its date did not contain any untrue statement of a material fact and did not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (v) the Prospectus (together with any supplement or amendment thereto), as of the date it is first filed in accordance with Rule 424(b) (if required), the Expiration Date and the Exchange Date, will not contain any untrue statement of a material fact and will not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus or the Prospectus (or any supplement or amendment thereto) in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of the Dealer Manager expressly for inclusion therein (the “Dealer Manager Information”), it being understood that the Dealer Manager Information in the Preliminary Prospectus shall include only the names and the contact information of the Dealer Manager in the Preliminary Prospectus and on the back cover of the Preliminary Prospectus.

(c)            Any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Exchange Offer (each, an “Issuer Free Writing Prospectus”) does not and will not conflict with the information contained in the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus or the Prospectus; each Issuer Free Writing Prospectus, in each case as supplemented by and taken together with the Registration Statement or the Prospectus as of the date of the use of such Issuer Free Writing Prospectus, did not and will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with the Dealer Manager Information.

(d)            The documents incorporated by reference in the Registration Statement and the Prospectus and the Schedule TO, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Dealer Manager Information.

(e)            Any written communication made in connection with or relating to the Exchange Offer in reliance on Rule 165 of the Act, and filed by the Company with the Commission pursuant to Rule 425 under the Act (the “Rule 165 Material”), when filed with the Commission complied or will comply in all material respects with the applicable requirements of the Act; and no Rule 165 Material, at the time of first use, when taken together with each Preliminary Prospectus and the Prospectus, as then amended or supplemented, contained or will contain any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions in the Rule 165 Material made in reliance upon and in conformity with the Dealer Manager Information.

(f)            No stop order suspending the effectiveness of the Registration Statement has been issued by the Commission, and no proceedings for such purpose or pursuant to Section 8A under the Act are pending before or, to the knowledge of the Company, threatened by, the Commission.

(g)            The Company (i) has not alone engaged in any Testing-the-Waters Communication with any person other than Testing-the-Waters Communications with the consent of the Dealer Manager with entities that are reasonably believed to be qualified institutional buyers within the meaning of Rule 144A under the Act or institutions that are reasonably believed to be accredited investors within the meaning of Rule 501 under the Act and (ii) has not authorized anyone other than the Dealer Manager to engage in Testing-the-Waters Communications. The Company reconfirms that the Dealer Manager has been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed or approved for distribution any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Act. “Testing-the-Waters Communication” means any communication with potential investors undertaken in reliance on Section 5(d) or Rule 163B of the Act.

(h)            The Company has not paid or agreed to pay to any person any compensation for (i) soliciting another person to purchase any of its securities pursuant to the Exchange Offer or (ii) soliciting tenders by holders of Warrants pursuant to the Exchange Offer (except as contemplated in this Agreement and the Exchange Offer Material).

(i)            The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus; all of the subsidiaries of the Company are listed on Schedule I attached hereto (each, a “Subsidiary” and collectively the “Subsidiaries”); all of the issued and outstanding shares of capital stock of the Company and each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights; except as disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus, all of the outstanding shares of capital stock of the Company will be free and clear of all liens, encumbrances, equities and claims or restrictions on transferability (other than those imposed by the Act, the securities or “Blue Sky” laws of certain jurisdictions) or voting. Except as disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus, there are no (i) options, warrants or other rights to purchase, (ii) agreements or other obligations to issue or (iii) other rights to convert any obligation into, or exchange any securities for, shares of capital stock of or ownership interests in the Company. Except for the Subsidiaries or as disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus, the Company does not own, directly or indirectly, any shares of capital stock or any other equity or long-term debt securities or have any equity interest in any firm, partnership, joint venture or other entity.

(j)            The Company is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite power and authority to own its properties and conduct its business as now conducted and as described in the Prospectus; the Company is duly qualified to do business as a foreign corporation in good standing, to the extent such concept exists in the relevant jurisdiction, or equivalent status in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not reasonably be expected to, individually or in the aggregate, have a material adverse effect on the business, condition (financial or otherwise), prospects or results of operations of the Company and the Subsidiaries, taken as a whole (any such event, a “Material Adverse Effect”).

(k)            The Company has all requisite power and authority to execute, deliver this Agreement and to perform its obligations under this Agreement and the Exchange Offer. The Exchange Offer has been duly authorized by all necessary corporate action on the part of the Company, and this Agreement has been duly executed and delivered by the Company.

(l)            The Company’s capital stock conforms in all material respects to the description thereof contained in the Preliminary Prospectus and Prospectus.

(m)            The Shares to be issued in exchange for the Warrants as contemplated by the Exchange Offer Material have been duly authorized for issuance and sale by the Company, and, when issued and delivered as contemplated therein, will be duly and validly issued, fully paid and nonassessable; neither the filing of the Registration Statement nor the issuance of the Shares as contemplated by the Exchange Offer Material will give rise to any preemptive or similar rights, other than those which have been waived or satisfied or those relating to the registration of the Shares.

(n)            The Company has filed with the Commission pursuant to Rule 13e-4(c)(1) under the Exchange Act (or Rule 425 under the Act) or otherwise all written communications made by the Company or any affiliate of the Company in connection with or relating to the Exchange Offer that are required to be filed with the Commission, in each case on the date of their first use.

(o)            The Company has complied in all material respects with the Act and the Exchange Act and the rules and regulations of the Commission thereunder in connection with the Exchange Offer, the Exchange Offer Material and the transactions contemplated hereby and thereby.

(p)            No consent, approval, authorization or order of any court or governmental agency or body, or third party is required for the issuance and sale by the Company of the Shares or the consummation by the Company of the transactions contemplated by this Agreement and/or the Exchange Offer, except (i) such as have been obtained, (ii) such as may be required under state securities or “Blue Sky” laws in connection with the Exchange Offer or (iii) that would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect on the ability of the Company to consummate the Exchange Offer. The Company is not (x) in violation of its certificate of incorporation or bylaws (or similar organizational document), (y) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to the Company or any of its properties or assets, except for any such breach or violation that would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, or (iii) in breach of or default under (nor has any event occurred that, with notice or passage of time or both, would constitute a default under) or in violation of any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate, contract or other agreement or instrument to which any of them is a party or to which the Company or its properties or assets is subject (collectively, “Contracts”), except for any such breach, default, violation or event that would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

(q)            The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby or by the Exchange Offer (including, without limitation, the issue and sale of the Shares) will not conflict with or constitute or result in a breach of or a default under (or an event that with notice or passage of time or both would constitute a default under) or violation of any of (i) the terms or provisions of any Contract, except for any such conflict, breach, violation, default or event that would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, (ii) the certificate of incorporation or bylaws (or similar organizational document) of the Company or (iii) (assuming compliance with all applicable state securities or “Blue Sky” laws and assuming the accuracy of the representations and warranties of the Dealer Manager in Section 4 hereof) any statute, judgment, decree, order, rule or regulation applicable to the Company or any of its properties or assets, except for any such conflict, breach, violation, default or event that would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

(r)            The audited consolidated financial statements incorporated by reference in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus or the Prospectus present fairly in all material respects the financial position, results of operations and cash flows of the Company, at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles in the United States applied on a consistent basis, except as otherwise stated therein. The summary and selected financial and statistical data included or incorporated by reference in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus or the Prospectus present fairly in all material respects the information shown therein. Ernst & Young LLP is an independent public accounting firm and serves as auditor for the Company, as disclosed in the Exchange Offer Material. All disclosures included or incorporated by reference in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Act, to the extent applicable.

(s)            The pro forma financial information, if any, included or incorporated by reference in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus or the Prospectus (i) comply as to form in all material respects with the applicable requirements of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the extent applicable, (ii) have been prepared in accordance with the SEC’s rules and guidelines with respect to pro forma financial statements, to the extent applicable, and (iii) have been properly computed on the bases described therein; the assumptions used in the preparation of the pro forma financial data and other pro forma financial information included or incorporated by reference in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus or the Prospectus are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

(t)            Except as disclosed in the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus or the Prospectus, there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding, inquiry or investigation to which the Company or any of the Subsidiaries is a party, or to which the property or assets of the Company or any of the Subsidiaries is subject, before or brought by any court, arbitrator or governmental agency or body that, if determined adversely to the Company or any of the Subsidiaries (i) could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, or (ii) which would materially and adversely affect their respective properties or assets or the consummation of the transactions contemplated in this Agreement or the performance by the Company and each of its Subsidiaries of their obligations hereunder.

(u)            Each of the Company and its Subsidiaries possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, presently required or necessary to own or lease, as the case may be, and to operate its respective properties and to carry on its respective businesses as now or proposed to be conducted as set forth in the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus or the Prospectus (“Permits”), except where the failure to possess or obtain such Permits would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect; and neither the Company nor any of the Subsidiaries has received any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus or the Prospectus and except where such revocation or modification would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

(v)            Except as disclosed in the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus or the Prospectus, since December 31, 2021, there has not occurred any material adverse change, or any development that would be reasonably likely to result in a material adverse change in the general affairs, management, business, condition (financial or otherwise) prospects or results of operations of the Company or any of the Subsidiaries from that set forth in the Exchange Offer Material.

(w)            The Company and each of the Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns, except where the failure to so file such returns would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, and has paid all taxes shown as due thereon; and other than tax deficiencies that the Company or any Subsidiary is contesting in good faith and for which the Company or such Subsidiary has provided adequate reserves, there is no tax deficiency that has been asserted against the Company or any of the Subsidiaries that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(x)            The statistical and market-related data included in the Prospectus are based on or derived from management estimates or sources that the Company believes to be reliable and accurate.

(y)            Each of the Company and the Subsidiaries has good and marketable title to all real property and good title to all personal property described in the Prospectus or the Prospectus as being owned by it and good and marketable title to a leasehold estate in the real and personal property described in the Prospectus as being leased by it free and clear of all liens, charges, encumbrances or restrictions, except (i) as described in the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus or the Prospectus, (ii) to the extent the failure to have such title or the existence of such liens, charges, encumbrances or restrictions would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect or (iii) those that do not materially interfere with the use made and proposed to be made of such property by the Company. The Company and the Subsidiaries own or possess adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how necessary to conduct the businesses now or proposed to be operated by them as described in the Prospectus, except where the failure to own or possess such intellectual property rights would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, and neither the Company nor any of the Subsidiaries has received any notice of infringement of or conflict with (or knows of any such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how that, if such assertion of infringement or conflict were sustained, would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any of the Subsidiaries is obligated under any right of first refusal, option or other contractual right to sell, assign or otherwise dispose of any mortgaged property or any interest therein, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(z)            Except as described in the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus or the Prospectus, the Company and each of the Subsidiaries (i) is in compliance with all applicable foreign, federal, state and local laws and regulations relating to pollution, the protection of human health and safety (as relating to exposure to Hazardous Substances (as defined below)) or the environment (collectively, “Environmental Laws”), which compliance includes making all filings and providing all notices required under any applicable Environmental Law and obtaining, maintaining and complying with all Permits required under any applicable Environmental Law, except in each case where the failure to so comply would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, (ii) are not a party to any proceeding that is pending or to the knowledge of the Company, contemplated under any Environmental Law in which a governmental authority is also a party, other than such proceedings that would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect and (iii) have not received written notice of or otherwise have knowledge of any other proceedings regarding compliance with, or liabilities or obligations under, Environmental Laws, other than such proceedings that would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. As used in this paragraph, “Hazardous Substances” means hazardous or toxic substances or wastes, pollutants or contaminants, or any substance, material, chemical or waste in any form regulated pursuant to Environmental Laws.

(aa)          There is no strike, labor dispute, slowdown or work stoppage with the employees of the Company or any of the Subsidiaries that is pending or, to the knowledge of the Company, threatened that would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

(bb)          The Company and each of the Subsidiaries carries insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties consistent with industry practice, except where the failure to maintain such insurance would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

(cc)          Except as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, none of the Company or its Subsidiaries has any liability for any prohibited transaction, failure to satisfy minimum funding standards, or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (including, without limitation, by reason of being treated as a single employer within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended, with any other entity).

(dd)          The Company and each of the Subsidiaries (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls that provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management’s general or specific authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

(ee)          Except as disclosed in the Preliminary Prospectus and Prospectus (A) the Company and its subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof, as of the Commencement Date and as of the Exchange Date; (B) the Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (C) the Company and its subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and its subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in any reports the Company files with the Commission pursuant to the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and its subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated), except as disclosed in the most recently filed periodic report under the Exchange Act and in the Preliminary Prospectus and Prospectus and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(ff)          Except as disclosed in the Exchange Offer Material, since the date of the latest audited financial statements included in the Preliminary Prospectus, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal controls over financial reporting that has materially affected the Company’s internal controls over financial reporting.

(gg)          Neither the Company nor any of the Subsidiaries is or will be, after giving effect to the consummation of the Exchange Offer, an “investment company” as such terms are defined in the Investment Company Act and the rules and regulations thereunder.

(hh)          Neither the Company nor any of the Subsidiaries has taken or will take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Stock.

(ii)            (i) None of the Company or any of its subsidiaries, or any director or officer thereof, or, to the Company’s knowledge, any employee, agent or representative while acting on behalf of the Company or of any of its subsidiaries, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any government official (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) in order to influence official action, or to any person in violation of any applicable anti-corruption laws; (ii) the Company and each of its subsidiaries have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained herein; and (iii) neither the Company nor any of its subsidiaries will use, directly or knowingly indirectly, the proceeds of the Exchange Offer in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption laws.

(jj)          None of the Company, any of its subsidiaries, directors, officers or, to the knowledge of the Company, any agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), the U.K. Bribery Act of 2010, as amended, and the rules thereunder (the “UK Act”), or similar applicable law of any other jurisdiction or the rules and regulations under the FCPA, UK Act or similar applicable law of any other jurisdiction including, without limitation, (i) using any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity or (ii) making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, the UK Act or similar applicable law of any other jurisdiction and the Company and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA, the UK Act or similar applicable law of any other jurisdiction and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith

(kk)          The operations of the Company and each of its subsidiaries are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company and each of its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(ll)          None of the Company, any of its subsidiaries, or any director or officer thereof, or, to the Company’s knowledge, any employee, agent, affiliate or representative of the Company or any of its subsidiaries, is an individual or entity (“Person”) that is, or is owned or controlled by one or more Persons that are:

(i)            the subject of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), or

(ii)            located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, the Crimea Region of Ukraine, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, Cuba, Iran, North Korea and Syria).

(mm)          For the past five years (or if the Company has owned a subsidiary for a shorter period, for the duration of such ownership), the Company and each of its subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not knowingly engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(nn)          (i) None of the Company, any of its subsidiaries, or any director, officer or, to the Company’s knowledge, any employee, any agent, affiliate or representative of the Company or any of its subsidiaries, is an individual or entity (a “Person”) that is, or is 50% or more owned or controlled by one or more Persons that are: (i) the subject of applicable Sanctions, or (ii) located, organized or resident in a Sanctioned Country. The Company will not, directly or knowingly indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person: (i) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions prohibiting such funding or facilitation; or (ii)  in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise). The Company and each of its subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not knowingly engage in, any dealings or transactions with any Person, or in any Sanctioned Country, in violation of Sanctions.

(oo)            No forward looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) included or incorporated by reference in any of the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(pp)          There is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(qq)          Except as described in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus, no person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Act by reason of the filing of the Pre-Effective Registration Statement or the Registration Statement with the Commission.

(rr)          The statements set forth in the Exchange Offer Material and the Prospectus under the caption “Material U.S. Federal Income Tax Considerations” fairly summarize the matters therein described in all material respects.

(ss)          There are no transfer, stamp, issue, registration, documentary taxes or other similar fees or charges under the laws of Jersey, U.S. federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery by the Company of this Agreement of the exchange by the Company of the Warrants.

(tt)          No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) included in any of the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(uu)          There are (and prior to the Exchange Date, will be) no debt securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries that are rated by a “nationally recognized statistical rating organization”, as such term is defined under Section 3(a)(62) under the Exchange Act.

Any certificate signed by any officer of the Company and delivered to the Dealer Manager or counsel for the Dealer Manager in connection with the Exchange Offer shall be deemed a representation and warranty by the Company as to matters covered thereby to the Dealer Manager.

4.              Representations, Warranties and Agreements of the Dealer Manager. The Dealer Manager hereby represents, warrants and agrees that the Dealer Manager will not (i) cause to be disseminated to holders, dealers or the public any written material for or in connection with the Exchange Offer other than one or more of the Exchange Offer Material and any Issuer Free Writing Prospectus relating to the Exchange Offer in a form agreed between the Company and the Dealer Manager, or (ii) make any public oral communications relating to the Exchange Offer that have not been previously approved by the Company.

5.              Agreements. The Company agrees with the Dealer Manager that:

(a)            Prior to the termination of the Exchange Offer, the Company will not file any amendment to the Pre-Effective Registration Statement or the Registration Statement or supplement to the Preliminary Prospectus or the Prospectus (other than an amendment or supplement as a result of filings by the Company under the Exchange Act of documents incorporated by reference therein) unless the Company has furnished the Dealer Manager a copy of such proposed amendment or supplement, as applicable, for its review prior to filing and will not file any such proposed amendment or supplement to which the Dealer Manager reasonably objects. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective, or filing of the Preliminary Prospectus or the Prospectus is otherwise required under the Act or the Exchange Act and the rules and regulations of the Commission thereunder, the Company will cause the Preliminary Prospectus or the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) or in an amendment to the Registration Statement, whichever is applicable, within the time period prescribed. The Company will promptly advise the Dealer Manager (i) when the Registration Statement, and any amendment thereto, shall have become effective, (ii) when the Preliminary Prospectus or the Prospectus, and any supplement thereto or any document incorporated therein, shall have been filed (if required) with the Commission, (iii) when, prior to termination of the Exchange Offer, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission or its staff for any amendment of the Pre-Effective Registration Statement or the Registration Statement or supplement to the Preliminary Prospectus or the Prospectus or for any additional information, (v) the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or the initiation or threatening of any proceeding for any such purpose, and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction within the United States or the initiation or threatening of any proceeding for such purpose. In the event of the issuance of any such stop order or of any such order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, the Company will use its reasonable best efforts to obtain its withdrawal. The Company agrees to use its reasonable best efforts to cause the Registration Statement to become effective as soon as practicable and as much in advance of the Expiration Date as practicable.

(b)            The Company will furnish to the Dealer Manager and counsel for the Dealer Manager, without charge, conformed copies of the Registration Statement (including exhibits thereto) and as many copies of the Exchange Offer Material and the Prospectus in final form as the Dealer Manager may reasonably request.

(c)            The Company will comply with the Act and the Exchange Act and the rules and regulations of the Commission thereunder so as to permit the completion of the distribution of the Shares issued in the Exchange Offer, as contemplated by this Agreement, the Registration Statement and the Prospectus. If, at any time when a prospectus relating to the Exchange Offer is required to be delivered under the Act or the Exchange Act and the rules and regulations of the Commission thereunder, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act and the rules and regulations of the Commission thereunder, in connection with use or delivery of the Exchange Offer Material, the Company promptly will (i) notify the Dealer Manager of any such event, (ii) upon the request of Dealer Manager, prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance, (iii) use its reasonable best efforts to have any amendment to the Registration Statement or new registration statement declared effective as soon as practicable in order to avoid any disruption in use of the Prospectus, and (iv) supply any supplemented Exchange Offer Material to the Dealer Manager in such quantities as it may reasonably request.

(d)            The Company agrees to advise the Dealer Manager promptly of (i) any proposal by the Company to withdraw, rescind or modify the Exchange Offer Material or to withdraw, rescind or terminate the Exchange Offer or the exercise by the Company of any right not to exchange the Warrants pursuant to the Exchange Offer, (ii) its awareness of the issuance of a stop order suspending the effectiveness of the Registration Statement or of any notice objecting to its use by the Commission or any other regulatory authority, or the institution or threatening of any proceedings for that purpose (and will promptly furnish the Dealer Manager with a copy of any such order), (iii) its awareness of the occurrence of any development that could reasonably be expected to result in a Material Adverse Effect relating to or affecting the Exchange Offer and (iv) any other non-privileged information relating to the Exchange Offer, the Exchange Offer Material or this Agreement which the Dealer Manager may from time to time reasonably request.

(e)            To the extent it is permitted by law, the Company will inform the Dealer Manager of any material litigation or administrative action with respect to the Exchange Offer as soon as practicable after the Company becomes aware of it.

(f)            As soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), the Company will make generally available to its security holders an earnings statement or statements of the Company and the Subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

(g)            The Company will promptly from time to time to take such action as the Dealer Manager may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Dealer Manager may request and to comply with such laws so as to permit the continuance of sales and dealings in such jurisdictions for as long as may be necessary to complete the Exchange Offer; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

(h)            The Company will cause all Warrants accepted in the Exchange Offer to be cancelled.

(i)            The Company will cooperate with the Dealer Manager to permit the Shares to be eligible for clearance and settlement through The Depository Trust Company.

(j)            The Company agrees to pay the costs and expenses relating to the transactions contemplated hereunder, including without limitation the following: (i) the preparation of this Agreement, the Prospectus, the issuance of the Shares and the fees of the information agent and exchange agent engaged by the Company; (ii) the preparation, printing or reproduction of the Exchange Offer Material and each amendment or supplement thereto; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Exchange Offer Material (and all amendments or supplements thereto) as may, in each case, be reasonably requested for use in connection with the Exchange Offer; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, if applicable, including any stamp or transfer taxes, if any, in connection with the original issuance of the Shares; (v) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the Exchange Offer; (vi) advertising expenses in connection with the Exchange Offer, if any; (vii) any registration or qualification of the Shares for offer and sale under the blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Dealer Manager relating to such registration and qualification); (viii) transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective participants in the Exchange Offer; (ix) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel, if any) for the Company; (x) fees and expenses incurred in connection with listing the Shares issued in connection with the Exchange Offer on The Nasdaq Capital Market (“NASDAQ”); and (xi) all other costs and expenses incident to the performance by the Company of its obligations hereunder and in connection with the Exchange Offer. It is understood that, except as provided in this Section, Section 2 and Section 7 hereof, the Dealer Manager will pay all of its own costs, including any advertising expenses incurred by it.

(k)            The Company will not take, directly or indirectly, any action that is designed to cause or result in, or which might reasonably be expected to cause or result in, under the Exchange Act and the rules and regulations of the Commission thereunder or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the Exchange Offer; provided that the Company shall not be responsible as to any action taken or to be taken by the Dealer Manager.

(l)            The Company shall arrange for D.F. King & Co., Inc. to serve as Information Agent and Continental Stock Transfer & Trust Company to serve as Exchange Agent and authorizes the Dealer Manager to communicate with each of the Information Agent and the Exchange Agent to facilitate the Exchange Offer.

(m)          The Company agrees not to exchange any Warrants during the period beginning on the Commencement Date and ending on the Exchange Date except pursuant to and in accordance with the Exchange Offer or as otherwise agreed to in writing by the parties hereto and permitted under applicable laws and regulations.

(n)            The Company will comply in all material respects with the Act and the Exchange Act and the rules and regulations of the Commission thereunder, including Rule 13e-4 and Rule 14e-1 under the Exchange Act, in connection with the Exchange Offer, the Exchange Offer Material and the transactions contemplated hereby and thereby. The Company will file with the Commission pursuant to Rule 13e-4(c)(1) under the Exchange Act (or Rule 425 under the Act) or otherwise all written communications made by the Company or any affiliate of the Company in connection with or relating to the Exchange Offer that are required to be filed with the Commission, in each case on the date of their first use.

6.            Conditions to the Obligations of the Dealer Manager. The obligations of the Dealer Manager under this Agreement shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein, in all material respects (except for such representations and warranties that are already qualified by materiality concepts, which representations and warranties shall be accurate in all respects), at the Commencement Date, the Effective Date and the Exchange Date, to the accuracy, in all material respects (except for such statements that are already qualified by materiality concepts, which statements shall be accurate in all respects), of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, in all material respects (except for such obligations that are already qualified by materiality concepts, which obligations shall be performed in all respects) and to the following additional conditions:

(a)            The Registration Statement shall have become effective on or prior to the Expiration Date.

(b)            As of the Exchange Date, no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company, threatened by the Commission.

(c)            Allen & Overy LLP, counsel for the Company, shall have delivered to the Dealer Manager at the Exchange Date its opinion and negative assurance letter in form and substance reasonably satisfactory to the Dealer Manager.

(d)            At the Exchange Date, the Dealer Manager shall have received from Latham & Watkins LLP, counsel for the Dealer Manager a negative assurance letter and opinion, in each case addressed to the Dealer Manager with respect to the Exchange Offer as the Dealer Manager may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purposes of enabling them to pass upon such matters.

(e)            At the Exchange Date, the Company shall have furnished or caused to be furnished to the Dealer Manager a certificate of the Company, signed by the Chief Executive Officer, the President, Chief Financial Officer, any Vice President or any Secretary or Treasurer of the Company and a principal financial or accounting officer of the Company, dated as of the Exchange Date, in which such officers, to the best of their knowledge after reasonable investigation, shall state that:

(i)            the representations and warranties of the Company in this Agreement are true and correct in all material respects (except for such representations and warranties that are already qualified by materiality concepts, which representations and warranties shall be true and correct in all respects), as of the Exchange Date;

(ii)            the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Exchange Date;

(iii)            no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the Commission; and

(iv)            since the date of the most recent financial statements included or incorporated by reference in the Prospectus, there has been no Material Adverse Effect, except as set forth in or contemplated in the Prospectus as amended or supplemented.

(f)            The Company shall have requested and caused Ernst & Young LLP to deliver to the Dealer Manager a letter as of the Exchange Date, in the form and substance reasonably satisfactory to the Dealer Manager.

(g)            (i) Subsequent to the Commencement Date, there shall not have been any change specified in the letters referred to in paragraph (f) of this Section 6, or (ii) subsequent to the Commencement Date or, if earlier, the dates as of which information is given in the Preliminary Prospectus (exclusive of any amendment or supplement thereto), there shall not have been any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), prospects, earnings, business or properties the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Preliminary Prospectus (exclusive of any amendment or supplement thereto), the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Dealer Manager, so material and adverse as to make it impractical or inadvisable to market or deliver the Shares or solicit tenders of Warrants as contemplated by the Preliminary Prospectus (exclusive of any amendment or supplement thereto).

(h)           Prior to the Exchange Date, the Company shall have delivered to the Dealer Manager and its counsel such further information, certificates and documents as the Dealer Manager may reasonably request.

(i)            Prior to the Exchange Date, the Shares shall have been approved for listing, subject to notice of issuance, on NASDAQ.

If (i) any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or (ii) any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Dealer Manager and its counsel, this Agreement and all obligations of the Dealer Manager hereunder may be cancelled by the Dealer Manager at, or at any time prior to, the Exchange Date. Notice of such cancellation shall be given to the Company in writing.

7.            Indemnification and Contribution.

(a)            The Company will indemnify and hold harmless the Dealer Manager against any losses, claims, damages or liabilities, joint or several, to which the Dealer Manager may become subject, under the Act, the Exchange Act and the rules and regulations of the Commission thereunder or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus (or any amendment or supplement thereto), the Prospectus, or any Issuer Free Writing Prospectus, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (iii) the Company’s failure to make or consummate the Exchange Offer or the withdrawal, rescission, termination, amendment or extension of the Exchange Offer or any failure on the Company’s part to comply in any material respect with the terms and conditions contained in the Exchange Offer Material, (iv) any action or failure to act in connection with the Exchange Offer by the Company or its directors, officers, agents or employees or by an indemnified party at the request or with the consent of the Company, or (v) otherwise related to or arising out of the Dealer Manager’s engagement hereunder, except, in the case of clauses (iii), (iv) and (v) only, to the extent such actions or failures to act arise from the Dealer Manager’s bad faith, gross negligence or willful misconduct; and will reimburse the Dealer Manager for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Preliminary Prospectus or any amendment or supplement thereto, the Prospectus or any Issuer Free Writing Prospectus, in reliance upon and in conformity with the Dealer Manager Information.

(b)            The Dealer Manager will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act, the Exchange Act and the rules and regulations of the Commission thereunder or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Issuer Free Writing Prospectus in reliance upon and in conformity with the Dealer Manager Information; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)            Promptly after receipt by an indemnified party under Section 7(a) or 7(b), above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such Section, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under such Section except to the extent that it has been prejudiced by such failure. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff that is not subject to further appeal, the indemnifying party agrees to indemnify each indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party, unless such settlement (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)            If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to herein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) related to or arising out of the Exchange Offer in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Dealer Manager on the other from the actual or proposed transaction giving rise to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Dealer Manager on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Dealer Manager on the other shall be deemed to be in the same proportion as the total value paid or proposed to be paid to holders of Warrants pursuant to the Exchange Offer (whether or not consummated) bears to the fees actually received by the Dealer Manager pursuant to Section 2(a) hereof (exclusive of amounts paid for reimbursement of expenses or paid under this Agreement). For purposes of the preceding sentence, the total value paid or proposed to be paid to holders of Warrants pursuant to the Exchange Offer shall equal (i) if the Exchange Offer is consummated, the total market value of the Shares (as of the Expiration Date) issued, and the cash consideration, if any, paid, in the Exchange Offer, or (ii) if the Exchange Offer is not consummated, the total market value (as of the date when the Exchange Offer is terminated or otherwise withdrawn by the Company) of the Shares issuable, and the cash consideration, if any, payable, in the Exchange Offer, based on the maximum number of Warrants that could be exchanged in the Exchange Offer as described in the Preliminary Prospectus Supplement or Prospectus immediately before the termination or withdrawal of the Exchange Offer. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading relates to information supplied by the Company on the one hand or by the Dealer Manager on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Dealer Manager agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Dealer Manager shall be required to contribute any amount in excess of the amount of the compensation actually paid by the Company to the Dealer Manager in connection with its engagement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)            The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Dealer Manager within the meaning of the Act and the rules and regulations of the Commission thereunder; and the obligations of the Dealer Manager under this Section 7 shall be in addition to any liability which the respective Dealer Manager may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act and the rules and regulations of the Commission thereunder.

8.            Certain Acknowledgments.

The Company acknowledges and agrees that (i) you and your affiliates are engaged in a broad range of securities activities and may provide financing, advisory or other services to parties whose interests may conflict with those of the Company and (ii) you or such affiliates may, for your own account or the account of customers, purchase or sell, or hold a long or short position in, securities of the Company, including the Warrants and/or the Common Stock and that you may or may not tender any such Warrants in the Exchange Offer.

In recognition of the foregoing, the Company agrees that the Dealer Manager is not required to restrict its activities as a result of this engagement, and that the Dealer Manager may undertake any business activity without further consultation with or notification to the Company, subject to applicable law. Neither this Agreement, the receipt by the Dealer Manager of confidential information nor any other matter shall give rise to any fiduciary, equitable or contractual duties (including without limitation any duty of trust or confidence) that would prevent or restrict the Dealer Manager from acting on behalf of other customers or for its own account. Furthermore, the Company agrees that neither the Dealer Manager nor any member or business of the Dealer Manager is under a duty to disclose to the Company any information whatsoever about or derived from those activities or to account for any revenue or profits obtained in connection with such activities. However, consistent with the Dealer Manager’s long-standing policy to hold in confidence the affairs of their customers, the Dealer Manager will not use confidential information obtained from the Company except in connection with their services to, and their relationship with, the Company.

The Company acknowledges and agrees that the Dealer Manager is acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the Exchange Offer contemplated hereby (including in connection with determining the terms of the Exchange Offer) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, the Dealer Manager is not advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Dealer Manager shall have no responsibility or liability to the Company with respect thereto. Any review by the Dealer Manager of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Dealer Manager and shall not be on behalf of the Company.

9.            Termination; Representations, Acknowledgments and Indemnities to Survive.

(a)            Subject to subsection (c) below, this Agreement may be terminated by the Company, at any time upon notice to the Dealer Manager, if (i) at any time prior to the Exchange Date, the Exchange Offer is terminated or withdrawn by the Company for any reason, or (ii) the Dealer Manager does not comply in all material respects with any material covenant in Section 1.

(b)            Subject to subsection (c) below, this Agreement may be terminated by the Dealer Manager, at any time upon notice to the Company, if (i) at any time prior to the Exchange Date, the Exchange Offer is terminated or withdrawn by the Company for any reason, (ii) the Company does not comply in all material respects with any covenant specified in Section 1, (iii) the Company shall publish, send or otherwise distribute any amendment or supplement to the Exchange Offer Material to which the Dealer Manager shall reasonably object or which shall be reasonably disapproved by the counsel to the Dealer Manager or (iv) the Dealer Manager cancels the Agreement pursuant to Section 6.

(c)            The respective indemnities, agreements, representations, warranties and other statements of the Company and the Dealer Manager, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Dealer Manager or any controlling person of the Dealer Manager, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities. The provisions of Section 2, Section 5(j), Section 7 and this Section 9(c) hereof shall survive the termination or cancellation of this Agreement.

10.            Notices. All communications hereunder will be in writing (or by email) and effective only on receipt, and, if sent to the Dealer Manager, will be mailed, delivered or telefaxed to BofA Securities, Inc., One Bryant Park, New York, New York 10036, Attention of Syndicate Department (facsimile: (646) 855-3073), with a copy to ECM Legal (facsimile: (212) 230-8730); or, if sent to the Company, will be mailed or delivered to Target Hospitality Corp. at 9320 Lakeside Boulevard, Suite 300, The Woodlands, Texas 77381, Attention: Heidi D. Lewis; with a copy (which shall not constitute notice hereunder) to Allen & Overy LLP, 1221 Avenue of the Americas, 21st Floor, New York, NY 10020 Attention: William F. Schwitter.

11.            Successors. This Agreement shall be binding upon, and inure solely to the benefit of, the Dealer Manager, the Company and, to the extent provided in Section 7 and Section 9(c) hereof, the officers and directors of the Company and each person who controls the Company or the Dealer Manager, and their respective heirs, executors, administrators, personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No person receiving the Shares in the Exchange Offer shall be deemed a successor or assign by reason merely of such purchase.

12.            Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles thereof the application of which would result in the application of the laws of a different jurisdiction.

13.            Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Electronic signatures complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law will be deemed original signatures for purposes of this Agreement. Transmission by telecopy, electronic mail or other transmission method of an executed counterpart of this Agreement will constitute due and sufficient delivery of such counterpart.

14.            Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding, as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any Specified Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum.

15.            Waiver of Jury Trial. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to this agreement or the transactions contemplated hereby (whether based on contract, tort or any other theory). Each party hereto (i) certifies that no representative, agent or attorney of any other person has represented, expressly or other-wise, that such other person would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this agreement by, among other things, the mutual waivers and certifications in this section.

16.            Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Dealer Manager is required to obtain, verify and record information that identifies its clients, including the Company, which information may include the name and address of its clients, as well as other information that will allow the Dealer Manager to properly identify its clients.

17.            Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

18.            Definitions. The following terms, when used in this Agreement, shall have the meanings indicated.

“Act” shall mean the U.S. Securities Act of 1933, as amended.

“Affiliate” shall have the meaning specified in Rule 501(b) of Regulation D.

“Agreement” shall mean this Dealer Manager Agreement.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law or executive order to close in The City of New York.

“Commencement Date” shall mean the date that the letter of transmittal is first distributed to the holders of the Warrants in connection with the Exchange Offer.

“Commission” shall mean the U.S. Securities and Exchange Commission.

“Effective Date” shall mean the time the Registration Statement is declared effective under the Act.

“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended.

“Exchange Date” shall mean the date on which the Company issues the Shares pursuant to the Exchange Offer.

“Exchange Offer Material” shall mean the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus, the Prospectus, the accompanying letter of transmittal, the Schedule TO, the notice of guaranteed delivery, and all other documents filed or to be filed with any federal, state or local government or regulatory agency or authority in connection with the Exchange Offer, each as prepared or approved by the Company.

“Expiration Date” shall mean 11:59 p.m., New York City time, in the evening of December 16, 2022 as may be extended by the Company in its sole discretion.

“Investment Company Act” shall mean the Investment Company Act of 1940, as amended.

“Pre-Effective Registration Statement” shall mean the registration statement filed by the Company with the Commission registering the Exchange Offer under the Act, including exhibits thereto and any documents incorporated by reference therein or deemed part of such registration statement pursuant to Rule 430C under the Act, in the form in which it is initially filed with the Commission.

“Preliminary Prospectus” shall mean the preliminary prospectus that is used prior to the filing of the Prospectus, as amended or supplemented from time to time, including any documents incorporated in the Preliminary Prospectus by reference.

“Prospectus” shall mean the final prospectus included in the Registration Statement (including any documents incorporated in the Prospectus by reference), except that if the final prospectus furnished to the Dealer Manager for use in connection with the Exchange Offer differs from the prospectus set forth in the Registration Statement (whether or not such prospectus is required to be filed pursuant to Rule 424(b) under the Act), the term “Prospectus” shall refer to the final prospectus furnished to the Dealer Manager for such use.

“Registration Statement” shall mean the registration statement filed by the Company with the Commission registering the Exchange Offer under the Act, including exhibits thereto and any documents incorporated by reference therein or deemed part of such registration statement, in each case as of the Effective Date, pursuant to Rule 430C under the Act, in the form in which it becomes effective and, in the event of any amendment or supplement thereto or the filing of any abbreviated registration statement pursuant to Rule 462(b) under the Act relating thereto after the effective date of such registration statement, shall also mean such registration statement as so amended or supplemented, together with any such abbreviated registration statement.

“Schedule TO” shall mean the tender offer statement filed with the Commission on Schedule TO, including any documents incorporated by reference therein, with respect to the Exchange Offer, including any amendment or supplement thereto.

“U.S.” or the “United States” shall mean the United States of America.

“Warrant Agreement” shall mean that certain warrant agreement, dated January 11, 2018, by and between Platinum Eagle Acquisition Corp., the Company’s legal predecessor, and Continental Stock Transfer & Trust Company, as warrant agent.

“You” or “Your” shall mean the Dealer Manager.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement between the Company and the Dealer Manager.

Very truly yours,

Target Hospitality Corp.

By
Name:
Title:

[Signature Page to Dealer Manager Agreement]

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

BofA Securities, Inc., as Dealer Manager

By:
Name:
Title:

[Signature Page to Dealer Manager Agreement]

SCHEDULE I

Subsidiaries of the Company

Name	Jurisdiction of Organization
Arrow Bidco, LLC	Delaware
Chard Camp Catering Service LTD.	Canada
RL Signor Holdings, LLC	Delaware
Target Hospitality Canada Inc.	Canada
Target Logistics Management, LLC	Massachusetts
Target Management Canada LTD.	Canada
TLM Equipment, LLC	Delaware
TL Proveeduria y Servicios S. de R.L. de C.V	Mexico
Topaz Holdings LLC	Delaware
US Iron Bidco, LLC	Delaware

SI-1